UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026 (August 5, 2026)

Pono Capital Four, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43191	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500 Grand Cayman, Cayman Islands
(Address of principal executive offices)

(206) 923-9234
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right to receive one-fifth of one Class A ordinary share	PONOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PONO	The Nasdaq Stock Market LLC
Share rights, to receive one-fifth of one Class A ordinary share	PONOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 5, 2026, Pono Capital Four, Inc. (“PONO” or “Parent”), a Cayman Islands exempted company (which shall de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation prior to the Closing Date (as defined below)), entered into a Merger Agreement, by and among PONO, Pono Four Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (“Merger Sub”), and Blackstar Orbital Technologies Corporation, a Delaware corporation (“Blackstar” or the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K (“Current Report”) but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Blackstar is an aerospace technology company engaged in the design, development, testing, manufacture and commercialization of reusable spacecraft, orbital transportation and reentry systems, and related technologies and services, including in-space logistics, payload hosting, rapid downmass, research and development, prototyping and government contracting.

The board of directors of PONO has unanimously approved and declared advisable the Merger Agreement and the Business Combination (as defined below) and resolved to recommend approval of the Merger Agreement and related matters by PONO’s shareholders. The Merger is expected to be consummated after obtaining the required approval by the shareholders of PONO and Blackstar and the satisfaction of certain other customary closing conditions.

The following description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report, and incorporated herein by reference.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, following the Domestication (as defined below), Merger Sub will merge with and into Blackstar (the “Merger”), after which Blackstar will be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of PONO. The transactions contemplated by the Merger Agreement together with the other related agreements are referred to herein as the “Business Combination.” The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing is referred to herein as the “Closing Date.” In connection with the Business Combination, PONO will be renamed “Blackstar Orbital Corporation.” (the “Pubco”). The Merger will become effective upon the filing of the certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed to by the parties to the Merger Agreement and specified in the articles of merger (the “Effective Time”).

The Domestication

At least one Business Day prior to the date of the Effective Time and on the terms and subject to the conditions of the Merger Agreement, PONO shall de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation in accordance with PONO’s organizational documents, Section 388 of the Delaware General Corporation Law, as amended, and Part XII of the Companies Act (Revised) of the Cayman Islands (the “Domestication”).

In connection with the Domestication, at the effective time of the Domestication: (i) each then issued and outstanding Class A ordinary share of Parent, par value $0.0001 per share, after giving effect to redemptions occurring prior to the Domestication, will convert automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of Parent (each, a “Parent Common Share”); (ii) prior to the Domestication, each then issued and outstanding Class B ordinary share of Parent shall have converted automatically into one Class A ordinary share of Parent, and there shall be no additional Class B ordinary shares of Parent outstanding; (iii) each then issued and outstanding Parent Right shall convert automatically into a right to acquire one-fifth (1/5) of one Parent Common Share upon the consummation of Parent’s initial business combination; and (iv) each then issued and outstanding unit of Parent shall separate and convert automatically into one Parent Common Share and one right to acquire one-fifth (1/5) of one Parent Common Share.

Consideration and Structure

Under the Merger Agreement, the Blackstar equityholders that hold shares of Company Common Stock (as defined below), shares of Company Preferred Stock, Company Options, or Company Convertible Notes will receive an aggregate of the number of Parent Common Shares equal to the quotient obtained by dividing (a) $380,000,000 (the “Base Purchase Price”), by (b) the Redemption Price (the “Aggregate Merger Consideration”) in exchange for all of Blackstar’s Aggregate Fully Diluted Company Common Stock, as defined below.

Approximately 25% of the Aggregate Merger Consideration will be placed into escrow for a period of six (6) years following the Closing to secure certain indemnification and litigation claims. The Merger Agreement also provides for an equity incentive plan reserve of up to 6,000,000 Parent Common Shares, which will be in addition to (and not reduce) the Aggregate Merger Consideration. No fractional Parent Common Shares will be issued in the Merger; cash will be paid in lieu of fractional shares based on the Redemption Price.

Treatment of Blackstar Securities

Pursuant to the Merger Agreement, at the Effective Time, each option (whether vested or unvested) (each, a “Company Option”) to purchase shares of common stock of the Company (“Company Common Stock”) that is outstanding as of immediately prior to the Effective Time will be converted into an option to acquire, subject to substantially the same terms and conditions as were applicable under such Company Option (including expiration date, vesting conditions, and exercise provisions), the number of Parent Common Shares (rounded down to the nearest whole share), determined by multiplying the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time by the Conversion Ratio (as defined below), at an exercise price per Parent Common Share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock of such Company Option divided by (B) the Conversion Ratio (a “Converted Stock Option”). At the Effective Time, Parent will assume all obligations of the Company with respect to each Converted Stock Option.

Pursuant to the Merger Agreement, effective immediately prior to the Effective Time, each of the Company’s issued and outstanding convertible promissory notes (the “Company Convertible Notes”) shall be (i) treated in accordance with the terms of the relevant agreement governing such Company Convertible Notes, and (ii) converted into Company Preferred Stock or Company Common Stock, as applicable.

The “Conversion Ratio” is the quotient obtained by dividing (i) the number of Parent Common Shares constituting the Aggregate Merger Consideration, by (ii) the “Aggregate Fully Diluted Company Common Stock”, which means: the sum, without duplication, of (a) all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time; plus (b) the aggregate number of shares of Company Common Stock issuable upon conversion of all shares of Company Preferred Stock that are issued and outstanding immediately prior to the Effective Time; plus (c) the aggregate number of shares of Company Common Stock issuable upon full exercise of all Company Options (whether vested or unvested); plus (d) the aggregate number of shares of Company Common Stock issuable upon full conversion of all Company Convertible Notes that are outstanding immediately prior to the Effective Time; plus (e) the aggregate number of shares of Company Common Stock issuable upon full conversion, exercise or exchange of any other securities of the Company outstanding immediately prior to the Effective Time directly or indirectly convertible into or exchangeable or exercisable for shares of Company Common Stock.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants with respect to the conduct of the Company and Parent and their respective subsidiaries prior to the Closing, including the Company’s covenant to deliver to Parent its audited financial statements for the twelve month periods ended December 31, 2025 and 2024 and reviewed interim consolidated financial statements for the three and six month period ended June 30, 2026 (the “Financial Statements”) for inclusion in the registration statement on Form S-4 to be filed by Parent in connection with the Business Combination (the “Registration Statement”), and that such Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies. The Company has covenanted to provide the Financial Statements no later than August 31, 2026.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of PONO and the stockholders of Blackstar; (ii) the effectiveness of the Registration Statement; (iii) the Parent Common Shares being conditionally approved for listing on the Nasdaq Stock Market (“Nasdaq”) or another national stock exchange; (iv) the Domestication shall have been consummated on the day that is at least one Business Day prior to the Closing Date; (v) the expiration or termination of the applicable waiting period under the HSR Act and other required governmental consents; (vi) there shall be no Law or Order prohibiting the Merger; (vii) the execution and delivery of the Registration Rights Agreement, Lock-Up Agreement, Non-Compete Agreements, Equity Incentive Plan, and Employment Agreements; and (viii) the termination of related-party transactions not on arm’s-length terms.

Termination without Default

The Merger Agreement may be terminated by PONO and Blackstar under certain circumstances, including, among others, (i) by mutual written agreement of PONO and Blackstar, (ii) by PONO, if the Closing has not occurred on or before December 31, 2026 (the “Parent Outside Closing Date”), or by Blackstar, if the Closing has not occurred on or before March 31, 2027 (the “Company Outside Closing Date” and, together with the Parent Outside Closing Date, the “Outside Closing Date”), provided that the material breach or violation of any representation, warranty or covenant under the Merger Agreement by the party seeking to terminate is not the cause of, or has not resulted in, the failure of the Closing to occur by the applicable Outside Closing Date; (iii) in the event a governmental authority shall have issued an order or enacted a law having the effect of prohibiting the Merger or making the Merger illegal, which order or law is final and non-appealable; (iv) in the event that the Required Parent Proposals are not approved at the Parent Shareholder Meeting (including any adjournment thereof); or (v) by either party if the other party shall have breached any representation, warranty, agreement or covenant that would render the satisfaction of certain conditions to Closing impossible and such breach cannot be cured or is not cured within thirty (30) days following receipt of written notice.

Termination Upon Default

PONO may terminate the Merger Agreement if (i) at any time prior to the Closing Date if (x) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of certain conditions impossible; (y) such breach cannot be cured or is not cured by the earlier of the Outside Date and thirty (30) days following receipt by the Company of a written notice from PONO describing in reasonable detail the nature of such breach; provided, however, that PONO is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or (ii) at any time after the Company Stockholder Approval Deadline if the Company has not previously received the Company Stockholder Approval.

The Company may terminate the Merger Agreement (i) at any time prior to the Closing Date if (x) PONO shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered or reasonably would render the satisfaction of certain conditions impossible; and (y) such breach cannot be cured or is not cured by the earlier of the Outside Date and thirty (30) days following receipt by PONO of a written notice from the Company describing in reasonable detail the nature of such breach, provided, however, that the Company is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement.

Governance

The executive management of the Company is expected to serve as the executive management of Pubco following the Closing. Pursuant to the Merger Agreement, Pubco’s board of directors will consist of five members, comprised of: three (3) directors designated by the Company (at least one of whom shall be independent under Nasdaq requirements and chair the audit committee); one (1) director designated by the Sponsor who shall be independent under Nasdaq requirements; and one (1) additional independent director mutually agreed upon by the Company and the Sponsor.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about PONO, Blackstar or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PONO’s public disclosures.

Timeframes for Filing and Closing

PONO expects to file the Registration Statement as promptly as practicable after the date of the Merger Agreement. The Closing is expected to occur following the fulfillment or waiver of the closing conditions set forth in the Merger Agreement.

Certain Related Agreements

Parent Support Agreement

In connection with the execution of the Merger Agreement, PONO entered into a support agreement (the “Parent Support Agreement”) with Mehana Ventures LLC (the “Sponsor”) and the Company, pursuant to which the Sponsor agreed to, among other things, (i) not transfer or redeem any of its shares of Parent; (ii) vote all of its shares in favor of the various proposals related to the Business Combination and the Merger Agreement and any other matters necessary or reasonably requested by PONO for consummation of the Business Combination; (iii) vote against any alternative proposal or alternative transaction or any proposal relating to an alternative proposal or alternative transaction; (iv) vote against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by PONO (other than in connection with the Merger Agreement and transactions relating to the Merger); (v) vote against any change in the business, management or board of directors of PONO (other than in connection with the Merger); and (vi) vote against any proposal that would impede the Merger or that would result in a breach with respect to any obligation or agreement of PONO, Merger Sub or the Sponsor under the Merger Agreement or the Parent Support Agreement, in each case, subject to the terms and conditions of the Parent Support Agreement.

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, PONO entered into a support agreement (the “Company Support Agreement”) with the Company and certain stockholders of the Company (the “Company Supporting Stockholders”), pursuant to which the Company Supporting Stockholders agreed to, among other things, (i) vote to adopt and approve the Merger Agreement and all other documents and transactions contemplated thereby or execute a written consent with respect thereto, (ii) vote against any merger agreement or merger, consolidation, or combination sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger Agreement and the transactions relating to the Merger), (iii) vote against any change in the business (to the extent in violation of the Merger Agreement), management or board of directors of the Company (other than in connection with the Merger), and (iv) vote against any proposal that would impede the Merger or that would result in a breach with respect to any obligation or agreement of the Company or the Company Supporting Stockholders under the Merger Agreement or the Company Support Agreement, in each case, subject to the terms and conditions of the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Pubco, the Sponsor and certain former shareholders of the Company (collectively, the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Pubco will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain Parent Common Shares and Domesticated Parent Warrants that are held by the Holders from time to time.

Lock-Up Agreement

The Merger Agreement contemplates that, at the Closing, the Company stockholders receiving Parent Common Shares as Merger Consideration will enter into a lock-up agreement (the “Lock-Up Agreement”), restricting the transfer of such shares for a period and on the terms set forth therein.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of PONO for their consideration. PONO intends to file the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to PONO’s shareholders as of a record date to be established for voting on the Business Combination. PONO may also file other relevant documents regarding the Business Combination with the SEC. PONO’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with PONO’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about PONO, Blackstar and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by PONO, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PONO’s Chief Executive Officer at Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500, Grand Cayman, Cayman Islands.

Participants in the Solicitation

PONO and Blackstar and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of Parent and Blackstar and a description of their interests in Parent, Blackstar and the Business Combination will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Blackstar following the Proposed Business Combination; (3) changes in the market for Blackstar’s services and technology, expansion plans and opportunities; (4) the sources and uses of cash in connection with the Proposed Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (6) the projected technological developments of Blackstar; (7) current and future potential commercial and customer relationships; (8) the ability to operate efficiently at scale; (9) anticipated investments in capital resources and research and development, and the effect of these investments; (10) the ability of the combined company to issue equity or equity-linked securities in the future; (11) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (12) the outcome of any legal proceedings that may be instituted against Blackstar or PONO following announcement of the Proposed Business Combination and the transactions contemplated thereby; (13) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain PONO shareholder approval on the expected terms and schedule as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (14) the risk that the Proposed Business Combination or another business combination may not be completed by PONO’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (15) unexpected costs related to the Proposed Business Combination; (16) limited liquidity and trading of PONO’s securities; (17) geopolitical risk and changes in applicable laws or regulations; (18) the possibility that PONO and/or Blackstar be adversely affected by other economic, business, and/or competitive factors; (19) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (20) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of PONO and Blackstar’s management teams and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PONO and Blackstar. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” contained in PONO’s filings with the SEC, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that PONO has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither PONO nor Blackstar presently know or that PONO and Blackstar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect PONO’s and Blackstar’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. PONO and Blackstar anticipate that subsequent events and developments will cause PONO’s and Blackstar’s assessments to change. However, while PONO and Blackstar may elect to update these forward-looking statements at some point in the future, PONO and Blackstar specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing PONO’s and Blackstar’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Merger Agreement, dated as of August 5, 2026, by and among Pono Capital Four, Inc., Pono Four Merger Sub, Inc. and Blackstar Orbital Technologies Corporation.

10.1	Parent Support Agreement, dated as of August 5, 2026, by and among Mehana Ventures LLC, Pono Capital Four, Inc., and Blackstar Orbital Technologies Corporation.

10.2	Company Support Agreement, dated as of August 5, 2026, by and among Pono Capital Four, Inc., Blackstar Orbital Technologies Corporation and the other parties thereto.

10.3	Form of Lock-Up Agreement.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL FOUR, INC.

Dated: August 6, 2026	By:	/s/ Dustin Shindo
		Name:	Dustin Shindo
		Title:	Chief Executive Officer